UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

CITIGROUP MORTGAGE LOAN TRUST INC. (as depositor under a pooling and servicing, dated as of May 1, 2006, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2006-AR3)

CITIGROUP MORTGAGE LOAN TRUST INC.
(Exact name of registrant as specified in its charter)

Delaware	333-131136-01	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Description of the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the “Registrant”) plans a series of certificates, entitled Citigroup Mortgage Loan Trust 2006-AR3, Mortgage Pass-Through Certificates (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2006, among Citigroup Mortgage Loan Trust Inc. as depositor, CitiMortgage, Inc. as master servicer and trust administrator, U.S. Bank National Association as trustee and Citibank, N.A. as certificate registrar, paying agent and authenticating agent. The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien adjustable-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

ABS Informational and Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “ABS Informational and Computational Materials”, in written form, which ABS Informational and Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund.

The ABS Informational and Computational Materials have been provided by the Underwriter. The information in the ABS Informational and Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The ABS Informational and Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The ABS Informational and Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99
ABS Informational and Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2006-AR3 Mortgage Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
99.1
ABS Informational and Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust 2006-AR3, Mortgage Pass-Through Certificates.